FEDERATED HIGH INCOME BOND FUND, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

Supplement to Prospectus and Statement of Additional Information (SAI) dated May 31, 2004

FEDERATED HIGH YIELD TRUST

Supplement to Prospectus and Statement of Additional Information (SAI) dated April 30, 2004

FEDERATED INSTITUTIONAL HIGH YIELD BOND FUND
(A portfolio of Federated Institutional Trust)

Supplement to Prospectus and Statement of Additional Information (SAI) dated December 31, 2004


The following information is effective May 1, 2005.

1. Please replace the subsection entitled "Fee When You Redeem or Exchange" in Federated High Income Bond Fund, Inc. and Federated Institutional High Yield Bond Fund, or "Fee When You Redeem" in Federated High Yield Trust, in the prospectus section entitled "What Do Shares Cost?" with the following:

For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject  to the fee  receives  upon  exchange  or  redemption.  The  redemption/
exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption / exchange fee, please see the Fund's SAI.

2. In the SAI, please replace the sub-section entitled "Fee When You Redeem or Exchange" in Federated High Income Bond Fund, Inc. or "Special Redemption and Exchange Information" in Federated High Yield Trust and Federated Institutional High Yield Bond Fund under "What Do Shares Cost?" with the following:

For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/ exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first). The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers and trust companies. Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code ( "Retirement Plan Transactions") will be subject to the redemption/exchange fee. The following list consists of specific examples of non-participant directed Retirement Plan Transactions that will not be subject to the redemption / exchange fee: o Distributions from a Retirement Plan due to death, disability, health or financial hardship; o Distributions from a Retirement Plan made in connection with the termination of employment; o Distributions from Retirement Plans required by the Code, such as the distribution that must be made when the plan participant reaches age 70 1/2 (and any subsequent, related distributions for years thereafter); o Distributions from a Retirement Plan made in connection with a qualified participant loan; o Redemptions from a Retirement Plan made in connection with the regularly scheduled automatic rebalancing of assets in a Retirement Plan (i.e., automatic rebalancing according to predetermined allocation levels); and o Redemptions from or exchanges within a Retirement Plan made as a result of plan level directed events, such as changes to plan investment options; Additionally, the redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee.

                                                                   March 4, 2005

Cusip 314195108
Cusip 314195207
Cusip 314195306

Cusip 314197104

Cusip 31420B300


31964 (3/05)